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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 29, 1999



                       Mellon Auto Receivables Corporation
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            Delaware                    333-65271                   25-1831621
========================================================================================
(STATE OR OTHER JURISDICTION OF        (COMMISSION              (I.R.S. EMPLOYER
         INCORPORATION)                FILE NUMBER)            IDENTIFICATION NO.)


           One Mellon Bank Center, Fourth Floor, Pittsburgh, PA 15258
           -----------------------------------------------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)



        Registrant's telephone number, including area code (412) 234-7142



          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)






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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        -------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

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
                                                                                                       Sequentially
                                                                                                           Numbered
Exhibit                                                                                                     Exhibit
Number                                                                                                         Page
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
10.1                  Pooling and Servicing Agreement, dated as of April 1, 1999 among Mellon Auto Receivables Corporation, a Delaware
                      corporation, as depositor, Mellon Bank, N.A., a national
                      banking association, as servicer and seller, Norwest Bank
                      Minnesota, National Association, a national banking
                      association, as trustee, and The Chase Manhattan Bank, a
                      New York banking corporation, as collateral agent
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       MELLON AUTO RECEIVABLES
                                                       CORPORATION

                                                       By: /s/ Stephen Cobain
                                                           ---------------------
                                                           Name:  Stephen Cobain
                                                           Title: President

Dated: May 12, 1999



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                                                                    Exhibit 10.1


                         Pooling and Servicing Agreement